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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 19, 2009

                                PVF Capital Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Ohio                          0-24948                34-1659805
----------------------------     ----------------------   ---------------------
(State or Other Jurisdiction     Commission File Number    (I.R.S. Employer
    of Incorporation)                                      Identification No.)

                      30000 Aurora Road, Solon, Ohio 44139
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         On October 19, 2009, PVF Capital Corp. (the "Company") and its wholly owned subsidiary, Park View Federal Savings Bank (the "Bank"), each entered into a Stipulation and Consent to the Issuance of Order to Cease and Desist with the Office of Thrift Supervision (the "OTS"), whereby the Company and the Bank each consented to the issuance of an Order to Cease and Desist promulgated by the OTS without admitting or denying that grounds exist for the OTS to initiate an administrative proceeding against the Company or the Bank. The description of the Stipulation and Consent to the Issuance of Order to Cease and Desist between the Bank and the OTS and the Order to Cease and Desist for the Bank (the "Bank Order") set forth below is qualified in its entirety by reference to such Stipulation and Consent and the Bank Order, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The description of the Stipulation and Consent to the Issuance of Order to Cease and Desist between the Company and the OTS and the Order to Cease and Desist for the Company (the "Company Order") set forth below is qualified in its entirety by reference to such Stipulation and Consent and the Company Order, copies of which are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

         The Bank Order requires the Bank to take the following actions:

    o by December 31, 2009, meet and maintain (i) a tier one (core) capital ratio of at least 8.0% and (ii) a total risk-based capital ratio of at least 12.0% after the funding of an adequate allowance for loan and lease losses and submit a detailed plan to accomplish this; as a result of this requirement the Bank may not be deemed to be "well-capitalized" under applicable regulations;

    o if the Bank fails to meet this requirement at any time after December 31, 2009, within 15 days thereafter prepare a written contingency plan detailing actions to be taken, with specific time frames, providing for
         (i) a merger with another federally insured depository institution or holding company thereof, or (ii) voluntary liquidation;

    o adopt revisions to the Bank's liquidity policy to, among other things, increase the Bank's minimum liquidity ratio;

    o reduce the level of adversely classified assets to no more than 50% of core capital plus allowance for loan and lease losses by December 31, 2010 and to reduce the level of adversely classified assets and assets designated as special mention to no more than 65% of core capital plus allowance for loan and lease losses by December 31, 2010;

    o prepare a new business plan that will include the requirements contained in the Bank Order and that also will include well supported and realistic strategies to achieve consistent profitability by September 30, 2010;

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    o    restrict quarterly asset growth to an amount not to exceed net interest credited on deposit liabilities until the OTS approves of the new business plan;

    o cease to accept, renew or roll over any brokered deposit or act as a deposit broker, without the prior written waiver of the Federal Deposit Insurance Corporation;

    o not declare or pay dividends or make any other capital distributions from the Bank without receiving prior OTS approval;

    o not make any severance or indemnification payments without complying with regulatory requirements regarding such payments;

    o comply with prior regulatory notification requirements for any changes in directors or senior executive officers;

    o not enter into, renew, extend or revise any contractual arrangement relating to compensation or benefits for any senior executive officer or director of the Bank, without first providing 30 days prior written regulatory notice of the proposed transaction;

    o not increase any salaries, bonuses or director's fees to directors or senior executive officers without the prior written consent of the OTS;

    o not increase any salaries, bonuses or director's fees or make any other similar payments to directors or senior executive officers without the prior written non-objection of the OTS;

    o not enter into any arrangement or contract with a third party service provider that is significant to the overall operation or financial condition of the Bank or outside the Bank's normal course of business without prior OTS non-objection (a contract will be considered significant where the annual contract amount equals or exceeds 2% of the Bank's total capital); and

    o ensure compliance with regulatory requirements for affiliate and insider transactions.

         The Company Order contains the following requirements:

    o The Company must submit a capital plan that includes, among other things, (i) the establishment of a minimum tangible capital ratio of tangible equity capital to total tangible assets commensurate with the Company's consolidated risk profile, and (ii) specific plans to reduce the risks to the Company from its current debt levels and debt servicing requirements.

    o The Company shall not declare, make or pay any cash dividends or other capital distributions or purchase, repurchase or redeem or commit to purchase, repurchase or redeem any Company equity stock without the

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         prior non-objection of the OTS, except that this provision does not apply to immaterial capital stock redemptions that arise in the normal course of the Company's business in connection with its stock-based compensation plans.

    o The Company shall not incur, issue, renew, roll over or increase any debt or commit to do so without the prior non-objection of the OTS (debt includes loans, bonds, cumulative preferred stock, hybrid capital instruments such as subordinated debt or trust preferred securities, and guarantees of debt).

    o The Company may not engage in transactions with any subsidiary or affiliate without the prior non-objection of the OTS except certain transactions exempt under applicable regulations and intercompany cost-sharing transactions.

    o The Company must comply with similar restrictions on the payment of severance and indemnification payments, prior OTS approval of directorate and management changes and prior OTS approval of employment contracts and compensation arrangements contained in the Bank Order.

         The Bank Order and the Company Order will remain in effect until terminated, modified, or suspended in writing by the OTS.

 ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (d)    Exhibits

                Number   Description

                10.1 Stipulation and Consent to the Issuance of an Order to Cease and Desist between Park View Federal Savings Bank and the Office of Thrift Supervision

                10.2 Order to Cease and Desist issued by the Office of Thrift Supervision for Park View Federal Savings Bank

                10.3 Stipulation and Consent to the Issuance of an Order to Cease and Desist between PVF Capital Corp. and the Office of Thrift Supervision

                10.4 Order to Cease and Desist issued by the Office of Thrift Supervision for PVF Capital Corp.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PVF CAPITAL CORP.



Date:  October 23, 2009               By: /s/ Robert J. King, Jr.
                                          --------------------------------------
                                          Robert J. King, Jr.
                                          President and Chief Executive Officer